Gain On Restructuring of Payables	12 Months Ended
Dec. 31, 2012
Gain On Restructuring of Payables
(19)	GAIN ON RESTRUCTURING OF PAYABLES

The Group has entered into various agreements with its suppliers to restructure the Group’s payables. Under these agreements, the suppliers agreed to give fixed discounts and the Group agreed to settle the outstanding payables (after discounts) according to a pre-determined payment schedule. Accordingly, the Group recognized gains on restructuring of payables, amounting to US$ nil, US$ nil and US$ 10,510 for the years ended December 31, 2010, 2011 and 2012, respectively.

Without recognizing the gain on restructuring of payables, the Group’s net loss available to LDK Solar Co., Ltd. shareholders would have increased by US$10,510, and the basic and diluted loss per ordinary share would have increased by US$0.08 for the year ended December 31, 2012. The Group did not record any gain on restructuring of payables for the years ended December 31, 2010 and 2011.